UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2026

Evolution Metals & Technologies Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41183	87-1006702
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4040 NE 2nd Ave, Suite 349

Miami, Florida 33137

(Address and zip code of principal executive offices)

561-225-3205

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EMAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 13, 2026, Evolution Metals LLC, (“EM LLC”), a wholly owned subsidiary of Evolution Metals & Technologies Corp. (the “Company”), entered into eight separate equipment supply contracts (collectively, the “Contracts” and each a “Contract”) with ULVAC Korea, Ltd. (“ULVAC Korea”) for the purchase of vacuum induction melting furnaces and continuous vacuum sintering furnaces. The equipment is intended for use in the Company’s rare earth metal and rare earth permanent magnet production operations. A summary of the equipment to be supplied under the eight Contracts is set forth below:

Contract No.	Equipment	Quantity

W20260330-001-01	Vacuum Induction Melting Furnace (600 kg) — Magcaster-600C, with Karayaki-ro, Recovering Container Turning Device and Furnace Lining Turning Device	2 sets

W20260330-003-01	Vacuum Induction Melting Furnace (600 kg) — Magcaster-600C	2 sets

W20260330-004-01	Vacuum Induction Melting Furnace (50 kg) — FVI-50-SC	2 sets

W20260330-005-01	Continuous Vacuum Sintering Furnace — FSC-6150C-8	2 sets

W20260330-006-01	Continuous Vacuum Sintering Furnace — FHH-6150C-6	2 sets

W20260330-007-01	Vacuum Induction Melting Furnace (600 kg) — Magcaster-600C/A, with Karayaki-ro, Recovering Container Turning Device and Furnace Lining Turning Device	1 set

W20260330-008-01	Vacuum Induction Melting Furnace (600 kg) — Magcaster-600C/A	1 set

W20260330-009-01	Vacuum Induction Melting Furnace (50 kg) — FVI-50-SC/A	1 set

Material Terms

Delivery. Delivery is to be made on a DDP buyer final destination basis (Republic of Korea) no later than November 30, 2026. Delivery is to occur prior to completion of full installation and commissioning at the buyer’s site.

Payment Structure. Each Contract provides for payment in four installments tied to project milestones: a first installment due in May or July 2026; a second installment due in July or August 2026; a third installment due within five (5) days of shipment ex Dalian; and a final installment due within thirty (30) days of arrival at destination.

Performance Bond and Cargo Insurance. ULVAC Korea is required to procure, and to submit to EM LLC within twenty-four (24) hours after execution of each Contract, a performance guarantee insurance policy issued by Seoul Guarantee Insurance Co., Ltd. covering ULVAC Korea’s delivery obligations. ULVAC Korea is also required, at its sole cost, to procure and maintain comprehensive inland, transit and marine cargo insurance covering the equipment from its facility through final delivery in the Republic of Korea.

Acceptance, Warranty and Late-Delivery Remedies. Shipment of the equipment is conditioned upon successful completion of a Factory Acceptance Test (FAT) in the presence of EM LLC and mutual agreement on the On-site Installation Inspection Test Plan (ITP). ULVAC Korea will deliver technical specifications, acceptance criteria, equipment drawings, testing reports and the ITP prior to or during the FAT. ULVAC Korea provides a one (1) year warranty on the equipment, running from completion of full commissioning and commencement of normal operation at the buyer’s site. Late delivery (other than as a result of force majeure) is subject to a daily late-delivery penalty payable by ULVAC Korea, subject to a cap.

Cancellation, Force Majeure and Governing Law. EM LLC has the right to terminate any Contract for its convenience at any time prior to delivery upon written notice, subject to a tiered cancellation charge that scales with the number of weeks between ULVAC Korea’s receipt of advance payment and the date of cancellation. Either party may terminate a Contract if a force majeure event continues for more than four (4) weeks. The Contracts are governed by the laws of the Republic of Korea, with disputes settled by arbitration in the Republic of Korea before the Korean Commercial Arbitration Board; the United Nations Convention on Contracts for the International Sale of Goods is expressly excluded.

Relationship. ULVAC Korea is not a related party to the Company or EM LLC. The Contracts were negotiated on arm’s-length terms.

The foregoing description of the Contracts does not purport to be complete and is qualified in its entirety by reference to the full text of the Contracts, which are filed as Exhibits 10.1 through 10.8, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On May 14, 2026, the Company issued a press release announcing the Company’s entering into the Contracts with ULVAC Korea for the purchase of certain equipment as discussed above. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the future financial or operating performance of EMAT and may include, without limitation, statements regarding EMAT’s strategy, business plans, growth opportunities, projected financial information, expected production capacities, anticipated market demand, regulatory developments, and other future events or conditions. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” “plan,” “project,” “target,” “forecast,” or the negatives of these terms or variations of them or similar terminology. These forward-looking statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, EMAT’s ability to execute its business plan, obtain financing, construct and scale facilities, secure feedstock and offtake agreements, obtain necessary permits and regulatory approvals, manage supply chain disruptions, respond to competitive pressures, address geopolitical and macroeconomic risks, and other risks described in EMAT’s filings with the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date they are made. EMAT undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1#	Equipment Supply Contract No. W20260330-001-01 by and between Evolution Metals LLC and ULVAC Korea, Ltd. dated May 13, 2026.
10.2#	Equipment Supply Contract No. W20260330-003-01 by and between Evolution Metals LLC and ULVAC Korea, Ltd. dated May 13, 2026.
10.3#	Equipment Supply Contract No. W20260330-004-01 by and between Evolution Metals LLC and ULVAC Korea, Ltd. dated May 13, 2026.
10.4#	Equipment Supply Contract No. W20260330-005-01 by and between Evolution Metals LLC and ULVAC Korea, Ltd. dated May 13, 2026.
10.5#	Equipment Supply Contract No. W20260330-006-01 by and between Evolution Metals LLC and ULVAC Korea, Ltd. dated May 13, 2026.
10.6#	Equipment Supply Contract No. W20260330-007-01 by and between Evolution Metals LLC and ULVAC Korea, Ltd. dated May 13, 2026.
10.7#	Equipment Supply Contract No. W20260330-008-01 by and between Evolution Metals LLC and ULVAC Korea, Ltd. dated May 13, 2026.
10.8#	Equipment Supply Contract No. W20260330-009-01 by and between Evolution Metals LLC and ULVAC Korea, Ltd. dated May 13, 2026.
99.1	Press Release dated May 14, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#	Certain confidential portions (indicated by brackets and asterisks) of this exhibit have been omitted

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2026

Evolution Metals & Technologies Corp.

By:	/s/ Christopher Clower
Name:	Christopher Clower
Title:	Chief Financial Officer and Chief Operating Officer

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